ALEXANDER & BALDWIN

PARTNERS FOR HAWAIʻI

QUIKSILVER

MAUI TACOS

UFC GYM

ALEXANDER & BALDWIN

Premier Hawaiʻi Real Estate Company

Supplemental Information

AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2019

ALEX
LISTED
NYSE

Alexander & Baldwin, Inc.

Forward-Looking Statements
Statements in this Supplemental Information report that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, as well as the evaluation of alternatives by the Company’s joint venture related to the development of Kukui‘ula, generally discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. The information in this Supplemental Information report should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements.

Basis of Presentation
The information contained in this Supplemental Information report does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP).

Company Overview

Alexander & Baldwin, Inc.
Company Overview
Company Profile

Alexander & Baldwin, Inc. (the "Company") is a fully integrated real estate investment trust ("REIT") headquartered in Hawai‘i with a 149-year history of being an integral piece of Hawai‘i and its economy. This makes us uniquely qualified to create value for shareholders through an investment and asset redeployment strategy focused on growth primarily in our commercial real estate holdings in Hawai‘i.

We are composed of the following as of March 31, 2019:

•
A 3.5 million-square-foot portfolio of commercial real estate and 117 acres of ground leases throughout the Hawaiian islands, including 2.2 million square feet of largely grocery/drugstore-anchored retail centers;

•	More than 29,000 acres of landholdings, including residential and commercial development-for-sale activities in select Hawai‘i locations; and

•	Materials and construction operations, including strategic quarry and asphalt importation sites that supply the Hawaiian islands, paving activities and certain complementary operations.

Executive Officers

Christopher Benjamin	Diana Laing
President & Chief Executive Officer	Interim Executive Vice President & Chief Financial Officer

Lance Parker	Nelson Chun
Executive Vice President & Chief Real Estate Officer	Executive Vice President & Chief Legal Officer

Jerrod Schreck	Meredith Ching
President, Grace Pacific	Executive Vice President, Government & Community Relations

Contact Information	Equity Research

Corporate Headquarters	Evercore ISI
822 Bishop Street	Sheila McGrath
Honolulu, HI 96813	(212) 425-3389
sheila.mcgrath@evercore.com
Investor Relations
Kenneth Kan	JMP Securities LLC
Vice President, Capital Markets	Peter Martin
(808) 525-8475	(415) 835-8904
kkan@abhi.com	pmartin@jmpsecurities.com

Transfer Agent & Registrar	Sidoti & Company, LLC
Computershare	Stephen O'Hara
P.O. Box 505000	(212) 894-3329
Louisville, KY 40233-5000	sohara@sidoti.com
(866) 522-6645
Other Company Information
Overnight Correspondence
Computershare	Stock exchange listing: NYSE: ALEX
462 South 4th Street, Suite 1600	Corporate website: www.alexanderbaldwin.com
Louisville, KY 40202	Grace website: www.gracepacific.com
Market capitalization at March 31, 2019: $1.8B
Shareholder website: www.computershare.com/investor	3-month average trading volume: 314K
Online inquiries: www.us-computershare.com/investor/contact	Independent auditors: Deloitte & Touche LLP

Alexander & Baldwin, Inc.
Company Overview
Glossary of Terms

ABR	Annualized Base Rent (ABR) is the current month's contractual base rent multiplied by 12. Base rent is presented without consideration of percentage rent that may, in some cases, be significant.

Adjusted EBITDA	Adjusted EBITDA is calculated by adjusting EBITDA for M&C non-cash asset impairments and the other-than-temporary impairment related to the Company's investment in Kukui‘ula.

Backlog
Backlog represents the amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded or government contracts in which Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is believed to be perfunctory.

Cash NOI
Cash Net Operating Income (Cash NOI) is calculated as total Commercial Real Estate operating revenues less direct property-related operating expenses. Cash NOI excludes straight-line lease adjustments, amortization of favorable/unfavorable leases, amortization of lease incentives, selling, general and administrative expenses, impairment of commercial real estate assets, lease termination income, and depreciation and amortization (including amortization of maintenance capital, tenant improvements and leasing commissions).

Comparable Lease	Renewals and leases executed for units that have been vacated in the previous 12 months. Expansions, contractions and strategic short-term renewals are excluded from the comparable lease pool.

Net Debt	Net Debt is calculated as the Company's total notional debt, excluding unamortized premium, discount and capitalized loan fees, less cash and cash equivalents.

EBITDA
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated on a consolidated basis by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes, and depreciation and amortization.

EBITDA is calculated for each segment by adjusting segment operating profit (which excludes interest and tax expenses), as applicable, by adding back depreciation and amortization.

Fixed-charge Coverage Ratio	The ratio of Adjusted EBITDA to the sum of debt service (which includes interest payments and principal amortization of mortgage debt, excluding balloon payments), for the trailing twelve months.

GAAP	Generally accepted accounting principles (GAAP) in the United States of America.

GLA	Gross Leasable Area (GLA) is periodically adjusted based on remeasurement or reconfiguration of space, measured in square feet (SF).

Land Operations Adjusted EBITDA	Land Operations segment Adjusted EBITDA is calculated by adjusting EBITDA for the other-than-temporary impairment related to the Company's investment in Kukui‘ula.

Maintenance Capital Expenditures	Capital expenditures necessary to maintain building value, the current income stream and position in the market (including building improvements, and tenant improvements allowances).

M&C Adjusted EBITDA	Materials & Construction segment Adjusted EBITDA is calculated by adjusting EBITDA for income attributable to noncontrolling interests and asset impairments.

Occupancy	The percentage of square footage leased and commenced to gross leasable space properties at the end of the period reported.

Rent Spread	Percentage change in ABR in the first year of a signed lease relative to the ABR in the last year of the prior lease.

Same-Store
The Company reports Cash NOI and Occupancy on a same-store basis, which includes the results of properties that were owned and operated for the entirety of the prior calendar year. The same-store pool excludes properties under development or redevelopment and also excludes properties acquired or sold during the comparable reporting periods. While there is management judgment involved in classifications, new developments and redevelopments are moved into the same-store pool after one full calendar year of stabilized operation. Properties included in held for sale are excluded from same-store.

Stabilization	New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% occupancy.

Straight-line Rent	Non-cash revenue related to a GAAP requirement to average tenant rents over the life of the lease, regardless of the actual cash collected in the reporting period.

TTM	Trailing twelve months.

Year Built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

Alexander & Baldwin, Inc.
Company Overview
Statement on Management's Use of Non-GAAP Financial Measures

The Company presents the following non-GAAP financial measures in this Supplemental Information:

•	Consolidated EBITDA

•	Consolidated Adjusted EBITDA

•	Commercial Real Estate Cash NOI and Same-Store Cash NOI

•	Commercial Real Estate EBITDA

•	Land Operations EBITDA and Land Operations Adjusted EBITDA

•	Materials & Construction EBITDA and M&C Adjusted EBITDA

The Company uses these non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company's and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP.

EBITDA is a non-GAAP measure used by the Company in evaluating the Company's and segments' operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the Company's and segments' ongoing operations. The Company adjusts EBITDA & Segment EBITDA for the asset impairments related to the Materials & Construction segment and the other-than-temporary impairment of the Kukui‘ula joint venture, where applicable, as the Company believes these items are infrequent in nature. By excluding these items from EBITDA, the Company believes it provides meaningful supplemental information about its core operating performance and facilitates comparisons to historical operating results. EBITDA and Adjusted EBITDA should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Cash NOI is a non-GAAP measure used by the Company in evaluating the CRE segment's operating performance as it is an indicator of the return on property investment, and enables a comparison of results of operations, on an unlevered basis, over time. Cash NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The calculations of these financial measures are described in the Glossary of Terms of this Supplemental Information. The Company's methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.

Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following tables of this Supplemental Information:

•	Refer to Table 7 for a reconciliation of consolidated net income to EBITDA and Adjusted EBITDA.

•	Refer to Table 8 for a reconciliation of Commercial Real Estate operating profit to Cash NOI.

•	Refer to Table 19 for a reconciliation of Commercial Real Estate operating profit to EBITDA.

•	Refer to Table 20 for a reconciliation of Land Operations operating profit to EBITDA and Land Operations Adjusted EBITDA.

•	Refer to Table 23 for a reconciliation of Materials & Construction operating profit to EBITDA and M&C Adjusted EBITDA.

Financial Summary

Alexander & Baldwin, Inc.
Financial Summary
Table 1 – Condensed Consolidated Balance Sheets

($ in millions, unaudited)

	March 31, 2019	December 31, 2018
ASSETS
Real estate investments
Real estate property	$1,342.1	$1,293.7
Accumulated depreciation	(112.4)	(107.2)
Real estate property, net	1,229.7	1,186.5
Real estate developments	136.3	155.2
Investments in real estate joint ventures and partnerships	140.5	141.0
Real estate intangible assets, net	61.0	59.8
Real estate investments, net	1,567.5	1,542.5
Cash and cash equivalents	3.0	11.4
Restricted cash	187.9	223.5
Accounts receivable and retention, net	68.9	61.2
Inventories	29.0	26.5
Other property, net	128.9	135.5
Operating lease right-of-use assets	30.0	—
Goodwill	65.1	65.1
Other receivables	54.2	56.8
Prepaid expenses and other assets	115.1	102.7
Total assets	$2,249.6	$2,225.2

LIABILITIES AND EQUITY
Liabilities:
Notes payable and other debt	$775.0	$778.1
Accounts payable	26.7	34.2
Operating lease liabilities	30.4	—
Accrued pension and post-retirement benefits	30.1	29.4
Indemnity holdbacks	16.3	16.3
Deferred revenue	65.4	63.2
Accrued and other liabilities	92.3	87.8
Total liabilities	1,036.2	1,009.0
Commitments and Contingencies
Redeemable Noncontrolling Interest	7.9	7.9
Equity:
Common stock - no par value; authorized, 150 million shares; outstanding, 72.1 million and 72.0 million shares at March 31, 2019 and December 31, 2018, respectively	1,794.0	1,793.4
Accumulated other comprehensive income (loss)	(52.6)	(51.9)
Distributions in excess of accumulated earnings	(541.3)	(538.9)
Total A&B shareholders' equity	1,200.1	1,202.6
Noncontrolling interest	5.4	5.7
Total equity	1,205.5	1,208.3
Total liabilities and equity	$2,249.6	$2,225.2

Alexander & Baldwin, Inc.
Financial Summary
Table 2 – Condensed Consolidated Statements of Operations

($ in millions, except per-share amounts; unaudited)

	Three Months Ended March 31,

	2019	2018
Operating Revenue:
Commercial Real Estate	$36.8	$35.2
Land Operations	49.0	29.3
Materials & Construction	43.6	48.8
Total operating revenue	129.4	113.3
Operating Costs and Expenses:
Cost of Commercial Real Estate	19.2	18.6
Cost of Land Operations	39.4	29.8
Cost of Materials & Construction	42.1	42.9
Selling, general and administrative	15.5	15.0
Total operating costs and expenses	116.2	106.3
Gain (loss) on the sale of commercial real estate properties	—	49.6
Operating Income (Loss)	13.2	56.6
Other Income and (Expenses):
Income (loss) related to joint ventures	2.7	(2.6)
Interest and other income (expense), net	1.6	(0.8)
Interest expense	(9.1)	(8.4)
Income (Loss) from Continuing Operations Before Income Taxes	8.4	44.8
Income tax benefit (expense)	1.1	2.7
Income (Loss) from Continuing Operations	9.5	47.5
Income (loss) from discontinued operations, net of income taxes	(0.8)	(0.1)
Net Income (Loss)	8.7	47.4
Loss (income) attributable to noncontrolling interest	0.3	(0.1)
Net Income (Loss) Attributable to A&B Shareholders	$9.0	$47.3

Basic Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.13	$0.71
Discontinued operations available to A&B shareholders	(0.01)	—
Net income (loss) available to A&B shareholders	$0.12	$0.71
Diluted Earnings Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.13	$0.66
Discontinued operations available to A&B shareholders	(0.01)	—
Net income (loss) available to A&B shareholders	$0.12	$0.66

Weighted-Average Number of Shares Outstanding:
Basic	72.1	66.4
Diluted	72.5	72.2

Amounts Available to A&B Shareholders:
Continuing operations available to A&B shareholders, net of income taxes	$9.8	$47.4
Discontinued operations available to A&B shareholders, net of income taxes	(0.8)	(0.1)
Net income (loss) available to A&B shareholders	$9.0	$47.3

Alexander & Baldwin, Inc.
Financial Summary
Table 3 – Segment Results

 ($ in millions, unaudited)

	Three Months Ended March 31,
	2019	2018
Operating Revenue:
Commercial Real Estate	$36.8	$35.2
Land Operations	49.0	29.3
Materials & Construction	43.6	48.8
Total operating revenue	129.4	113.3
Operating Profit (Loss):
Commercial Real Estate[1]	15.6	15.5
Land Operations[2]	12.6	(5.4)
Materials & Construction	(4.5)	0.2
Total operating profit (loss)	23.7	10.3
Gain (loss) on the sale of commercial real estate properties	—	49.6
Interest expense	(9.1)	(8.4)
General corporate expenses	(6.2)	(6.7)
Income (Loss) from Continuing Operations Before Income Taxes	8.4	44.8
Income tax benefit (expense)	1.1	2.7
Income (Loss) from Continuing Operations	9.5	47.5
Income (loss) from discontinued operations, net of income taxes	(0.8)	(0.1)
Net Income (Loss)	8.7	47.4
Loss (income) attributable to noncontrolling interest	0.3	(0.1)
Net Income (Loss) Attributable to A&B Shareholders	$9.0	$47.3

1 Commercial Real Estate segment operating profit (loss) includes intersegment operating revenue, primarily from the Materials & Construction segment, and is eliminated in the consolidated results of operations.
2 Land Operations segment operating profit (loss) includes equity in earnings (losses) from the Company's various real estate joint ventures and non-cash reductions related to the Company's solar tax equity investments.

Alexander & Baldwin, Inc.
Financial Summary
Table 4 – Condensed Consolidated Statements of Cash Flows

 ($ in millions, unaudited)

	Three Months Ended March 31,
	2019	2018
Cash Flows from Operating Activities:
Net income (loss)	$8.7	$47.4
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	10.9	10.2
Deferred income taxes	—	(2.7)
Loss (gain) on asset transactions, net	(2.6)	(50.0)
Share-based compensation expense	1.4	1.3
(Income) loss from affiliates, net of distributions of income	(0.8)	4.8
Changes in operating assets and liabilities:
Trade, contracts retention, and other contract receivables	(11.0)	(2.1)
Inventories	(2.5)	2.3
Prepaid expenses, income tax receivable and other assets	(4.5)	(1.4)
Accrued pension and post-retirement benefits	1.6	1.1
Accounts payable	(4.8)	(8.7)
Accrued and other liabilities	1.1	(8.6)
Real estate inventory sales (real estate developments held for sale)	31.7	22.1
Expenditures for real estate inventory (real estate developments held for sale)	(4.6)	(7.2)
Net cash provided by (used in) operations	24.6	8.5

Cash Flows from Investing Activities:
Capital expenditures for acquisitions	(42.4)	(194.7)
Capital expenditures for property, plant and equipment	(16.6)	(12.7)
Proceeds from disposal of property, investments and other assets	2.7	155.4
Payments for purchases of investments in affiliates and other	(2.5)	(9.2)
Distributions of capital from investments in affiliates and other investments	6.6	5.1
Net cash provided by (used in) investing activities	(52.2)	(56.1)

Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	41.4	504.1
Payments of long-term debt and deferred financing costs	(49.2)	(355.7)
Borrowings (payments) on line-of-credit agreement, net	3.6	(2.3)
Cash dividends paid	(10.5)	(156.6)
Proceeds from issuance (repurchase) of capital stock and other, net	(1.7)	(1.5)
Net cash provided by (used in) financing activities	(16.4)	(12.0)

Cash, Cash Equivalents and Restricted Cash:
Net increase (decrease) in cash, cash equivalents, and restricted cash	(44.0)	(59.6)
Balance, beginning of period	234.9	103.2
Balance, end of period	$190.9	$43.6

Alexander & Baldwin, Inc.
Financial Summary
Table 5 – Debt Summary
As of March 31, 2019

($ in millions, unaudited)

					Scheduled principal payments
Debt	Interest Rate (%)	Weighted- average Interest Rate (%)	Maturity Date	Weighted- average Maturity (Years)	2019	2020	2021	2022	2023	Thereafter	Total Principal	Unamort Deferred Fin Cost/ (Discount) Premium	Total
Secured:

Kailua Town Center	(1)	5.95%	2021	2.4	0.3	0.4	9.8	—	—	—	10.5		10.5
Kailua Town Center #2	3.15%	3.15%	2021	2.3	0.1	0.1	4.6	—	—	—	4.8	(0.2)	4.6
Laulani Village	3.93%	3.93%	2024	5.0	—	0.7	1.1	1.1	1.2	57.9	62.0	(0.8)	61.2
Pearl Highlands	4.15%	4.15%	2024	5.2	1.5	2.0	1.9	2.1	2.2	75.0	84.7	0.9	85.6
Manoa Marketplace	(2)	3.14%	2029	9.0	0.5	1.6	1.7	1.8	1.7	52.7	60.0	(0.4)	59.6
Heavy Equipment Financing	5.00%	5.00%	2021	2.6	0.3	0.3	0.3	—	—	—	0.9	—	0.9

Subtotal		3.88%		6.0	$2.7	$5.1	$19.4	$5.0	$5.1	$185.6	$222.9	$(0.5)	$222.4

Unsecured:

Term Loan 3	5.19%	5.19%	2019	0.2	$1.9	$—	$—	$—	$—	$—	$1.9	$—	$1.9
Series D Note	6.90%	6.90%	2020	0.3	—	16.2	—	—	—	—	16.2	—	16.2
Term Loan 4	(3)	4.49%	2019	0.7	9.4	—	—	—	—	—	9.4	—	9.4
Bank Syndicated Loan	(4)	4.09%	2023	3.9	—	—	—	—	50.0	—	50.0	—	50.0
Series A Note	5.33%	5.33%	2024	3.8	—	—	7.1	7.1	7.1	7.2	28.5	—	28.5
Series J Note	4.66%	4.66%	2025	6.1	—	—	—	—	—	10.0	10.0	—	10.0
Series B Note	5.55%	5.55%	2026	4.6	—	—	1.0	9.0	9.0	27.0	46.0	—	46.0
Series C Note	5.56%	5.56%	2026	3.9	1.0	1.0	9.0	2.0	2.0	9.0	24.0	—	24.0
Series F Note	4.35%	4.35%	2026	4.7	—	2.4	4.5	—	5.5	9.6	22.0	—	22.0
Series H Note	4.04%	4.04%	2026	7.7	—	—	—	—	—	50.0	50.0	—	50.0
Series K Note	4.81%	4.81%	2027	8.1	—	—	—	—	—	34.5	34.5	(0.1)	34.4
Series G Note	3.88%	3.88%	2027	3.8	7.5	5.4	1.5	6.0	5.0	17.1	42.5	—	42.5
Series L Note	4.89%	4.89%	2028	9.1	—	—	—	—	—	18.0	18.0	(0.3)	17.7
Series I Note	4.16%	4.16%	2028	9.8	—	—	—	—	—	25.0	25.0	—	25.0
Term Loan 5	4.30%	4.30%	2029	10.8	—	—	—	—	—	25.0	25.0	—	25.0

Subtotal		4.68%		4.6	$19.8	$25.0	$23.1	$24.1	$78.6	$232.4	$403.0	$(0.4)	$402.6

Revolving Credit Facilities:

GLP Asphalt Revolving Credit Facility	(5)	3.74%	2020	1.5	$—	$9.8	$—	$—	$—	$—	$9.8	$—	$9.8
Revolving credit facility	(6)	4.16%	2022	3.8	$—	$—	$—	$140.2	$—	$—	$140.2	$—	$140.2

Subtotal		4.13%		3.6	$—	$9.8	$—	$140.2	$—	$—	$150.0	$—	$150.0

Total		4.34%		4.8	$22.5	$39.9	$42.5	$169.3	$83.7	$418.0	$775.9	$(0.9)	$775.0

(1) Loan has a stated interest rate of LIBOR plus 1.50%, but is swapped through maturity to a 5.95% fixed rate.
(2) Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.14% fixed rate.
(3) Loan has a stated interest rate of LIBOR plus 2.00%, and is secured by a letter of credit.
(4) Loan has a stated interest rate of LIBOR plus 1.60%, based on pricing grid
(5) Loan has a stated interest rate of LIBOR plus 1.25%.
(6) Loan has a stated interest rate of LIBOR plus 1.65%, based on pricing grid.

Alexander & Baldwin, Inc.
Financial Summary
Table 6 – Capitalization & Financial Ratios
As of March 31, 2019

 ($ in millions, except number of shares and stock price; unaudited)

Debt
Secured debt			$222.4
Unsecured term debt			402.6
Unsecured revolving credit facility			150.0
Total debt			775.0
Add: Net unamortized deferred financing cost / discount premium			0.9
Less: cash and cash equivalents			(3.0)
Net debt			$772.9

Market Capitalization	Shares	Stock Price	Market Value
Common stock (NYSE:ALEX)	72,135,750	$25.44	$1,835.1
Total market capitalization			$1,835.1

Total Capitalization			$2,610.1
Debt to total capitalization			29.7%

Liquidity
Cash on hand			$3.0
Unused committed line of credit			298.5
Total liquidity			$301.5

Financial Ratios
Net debt to TTM Adjusted EBITDA			3 x
Fixed-charge coverage ratio			6.4 x
Fixed-rate debt to total debt			72.9%
Unencumbered CRE assets as a percent of total CRE assets (gross book value)			72.1%

Alexander & Baldwin, Inc.
Financial Summary
Table 7 – Consolidated Metrics

($ in millions, unaudited)

Consolidated EBITDA & Adjusted EBITDA

	Three Months Ended March 31,		TTM March 31,
	2019	2018	2019
Net Income (Loss)	$8.7	$47.4	$(108.5)
Adjustments:
Depreciation and amortization	10.9	10.2	43.5
Interest expense	9.1	8.4	36.0
Income tax expense (benefit)	(1.1)	(2.7)	17.9
EBITDA	$27.6	$63.3	$(11.1)
Asset impairments related to the Materials and Construction Segment	—	—	77.8
Other-than-temporary impairment of Kukui‘ula joint venture	—	—	186.8
Adjusted EBITDA	$27.6	$63.3	$253.5

Other discrete items impacting the respective periods:
Loss (income) attributable to noncontrolling interest	$0.3	$(0.1)	$(1.8)
(Income) loss from discontinued operations before interest, income taxes and depreciation and amortization	$0.8	$0.1	$1.3
Impairment of assets	$—	$—	$79.4
Impairment of equity method investment	$—	$—	$188.6
Gain on sale of commercial real estate properties	$—	$(49.6)	$(1.8)
Margin on agricultural land sale	$(6.7)	$—	$(168.9)

Consolidated SG&A

	Three Months Ended March 31,
	2019	2018
Commercial Real Estate	$2.5	$1.7
Land Operations	1.3	1.8
Materials & Construction	5.7	5.1
Corporate and Other	6.0	6.4
Selling, general and administrative	$15.5	$15.0

Commercial Real Estate

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 8 – Statement of Operating Profit, Cash NOI and Same-Store Cash NOI

($ in millions, unaudited)

	Three Months Ended March 31,
	2019	2018
Operating Revenues:
Base rents	$24.7	$22.4
Recoveries from tenants	9.7	8.7
Other revenues	2.4	4.1
Total Commercial Real Estate revenues	36.8	35.2
Operating Costs and Expenses:
Property operations	9.6	9.2
Property taxes	2.2	3.1
Depreciation and amortization	7.4	6.3
Total Cost of Commercial Real Estate	19.2	18.6
Selling, general and administrative	(2.5)	(1.7)
Intersegment operating revenues [1]	0.6	0.6
Interest and other income (expense), net	(0.1)	—
Operating Profit (Loss)	15.6	15.5
Plus: Depreciation and amortization	7.4	6.3
Less: Straight-line lease adjustments	(1.0)	(0.1)
Less: Favorable/(unfavorable) lease amortization	(0.4)	(0.6)
Less: Termination income	—	(1.1)
Plus: Other (income)/expense, net	0.1	—
Plus: Selling, general, administrative and other expenses	2.5	1.8
Less: Impact of adoption of ASU 2016-02[2]	—	(0.1)
Cash NOI as adjusted	24.2	21.7
Less: Cash NOI from acquisitions, dispositions and other adjustments	(4.0)	(2.9)
Same-Store Cash NOI as adjusted	$20.2	$18.8

Maintenance Capital Expenditures:
Building improvements	$2.5	$1.4
Tenant improvements	0.9	3.2
Total maintenance capital expenditures	$3.4	$4.6

Leasing Commissions Paid:	0.4	1.2

[1] Represents intersegment revenues, primarily base rents and expense recoveries from leases to tenants that operate as part of the Materials & Construction segment. These operating revenues, and the related rental expense incurred by these tenants, are eliminated in the consolidated results of operations.

[2] Represents legal costs that were previously capitalized. Upon the Company's adoption of ASU 2016-02, Leases, on January 1, 2019, Cash NOI now includes the impact of legal fees that are not directly related to lease execution. Historically, these legal costs were capitalized and amortized over the lease term. For comparability purposes, the Company adjusted 2018 Cash NOI to also include legal fees.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 9 – Occupancy

(Unaudited)

Occupancy

	As of	As of	Percentage Point Change
	March 31, 2019	March 31, 2018
Retail	94.9%	93.1%	1.8
Industrial	90.8%	89.3%	1.5
Office	94.3%	90.1%	4.2
Total	93.6%	91.8%	1.8

Same-Store Occupancy
	As of	As of	Percentage Point Change
	March 31, 2019	March 31, 2018
Retail	94.4%	93.2%	1.2
Industrial	90.8%	89.3%	1.5
Office	94.3%	90.1%	4.2
Total	93.2%	91.7%	1.5

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 10 – Cash NOI and Same-Store Cash NOI by Type

($ in thousands, unaudited)

Total Portfolio Cash NOI
	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018(1)	% Percent Change
Retail	$16,387	$12,868	27.3%
Industrial	3,869	3,129	23.6%
Office	922	1,124	(18.0)%
Ground	3,049	3,124	(2.4)%
Total Hawai‘i Portfolio	$24,227	$20,245	19.7%
Other	(8)	1,462
Total	$24,219	$21,707

Same-Store Cash NOI

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018(1)	% Percent Change
Retail	$12,908	$11,761	9.8%
Industrial	3,390	3,129	8.3%
Office	922	993	(7.2)%
Ground	3,013	2,905	3.7%
Total	$20,233	$18,788	7.7%

1 Upon the Company's adoption of ASU 2016-02, Leases, on January 1, 2019, Cash NOI now includes the impact of legal fees that are not directly related to lease execution. Historically, these legal costs were capitalized and amortized over the lease term. For comparability purposes, the Company adjusted 2018 Cash NOI to also include legal fees, see Table 8 for reconciliation.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 11 – Property Report

($ in thousands, except per square foot amounts; unaudited)

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	Q1 2019 Cash NOI	Q1 2019 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants
	Retail:
1	Pearl Highlands Center	(1)	Oahu	1992-1994	411,400	98.1%	$10,236	$26.87	$2,596	12.3%	Sam's Club, Regal Cinemas, 24 Hour Fitness
2	Kailua Retail	(3)(1)	Oahu	1947-2014, 2018	365,000	96.8%	12,378	37.36	3,184	15.0%	Whole Foods Market, Foodland, CVS/Longs Drugs, Ulta Salon
3	Laulani Village		Oahu	2012	175,600	96.4%	6,190	37.18	1,560	7.4%	Safeway, Ross, Walgreens, Petco
4	Waianae Mall	(1)	Oahu	1975	170,300	86.3%	3,068	20.89	768	3.6%	CVS/Longs Drugs, City Mill
5	Manoa Marketplace	(1)	Oahu	1977	140,400	92.2%	4,444	34.53	1,181	5.6%	Safeway, CVS/Longs Drugs
6	Kaneohe Bay Shopping Center (Leasehold)	(1)	Oahu	1971	125,400	100.0%	3,080	24.56	732	3.4%	Safeway, CVS/Longs Drugs
7	Hokulei Village		Kauai	2015	119,200	98.4%	4,166	35.51	1,003	4.7%	Safeway, Petco
8	Waipio Shopping Center	(1)	Oahu	1986, 2004	113,800	95.6%	3,215	29.54	895	4.2%	Foodland
9	Aikahi Park Shopping Center	(1)	Oahu	1971	98,000	79.2%	1,765	22.75	523	2.4%	Safeway
10	The Shops at Kukui‘ula	(1)	Kauai	2009	89,100	92.5%	4,458	54.75	1,181	5.6%	CVS/Longs Drugs, Eating House, Living Foods Market
11	Lanihau Marketplace	(1)	Hawai‘i Island	1987	88,300	97.2%	1,830	21.16	479	2.3%	Sak' N Save, CVS/Longs Drugs
12	Kunia Shopping Center	(1)	Oahu	2004	60,600	98.3%	2,328	39.75	670	3.2%
13	Napili Plaza	(1)	Maui	1991	45,600	85.0%	1,123	32.89	265	1.3%	Napili Market
14	Kahului Shopping Center	(1)	Maui	1951	45,300	96.9%	655	14.92	51	0.2%
15	Gateway at Mililani Mauka	(1)	Oahu	2008, 2013	34,900	97.7%	1,850	54.31	487	2.3%	CVS/Longs Drugs (shadow-anchored)
16	Port Allen Marina Center	(1)	Kauai	2002	23,600	92.0%	577	26.62	161	0.8%
17	The Collection		Oahu	2017	12,000	100.0%	289	57.16	48	0.2%
18	Pu'unene Shopping Center	(2)	Maui	2017	120,500	N/A	—	—	603	2.8%	Planet Fitness, Petco, Ulta Salon, Target (shadow-anchored)
	Subtotal – Retail				2,239,000	94.9%	$61,652	$31.64	$16,387	77.3%

	Industrial:
19	Komohana Industrial Park	(1)	Oahu	1990	238,300	81.2%	$2,464	$12.73	$1,022	4.8%
20	Kaka‘ako Commerce Center	(1)	Oahu	1969	195,200	92.1%	2,693	14.98	545	2.6%
21	Waipio Industrial	(1)	Oahu	1988-1989	158,400	99.0%	2,495	15.95	621	2.9%
22	P&L Warehouse	(1)	Maui	1970	104,100	90.9%	1,348	14.24	330	1.5%
23	Honokohau Industrial	(1)	Hawai‘i Island	2004-2006, 2008	86,000	100.0%	1,177	13.69	293	1.4%
24	Kailua Industrial/Other	(1)	Oahu	1951-1974	69,000	92.4%	1,017	16.45	248	1.2%
25	Port Allen	(1)	Kauai	1983, 1993	63,800	100.0%	713	11.17	206	1.0%
26	Harbor Industrial	(1)	Maui	1930	51,100	76.5%	472	12.08	125	0.6%
27	Opule Industrial	(2)	Oahu	2005-2006, 2018	151,500	N/A	—	—	479	2.3%
	Subtotal – Industrial				1,117,400	90.8%	$12,379	$14.15	$3,869	18.3%

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	Q1 2019 Cash NOI	Q1 2019 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants

	Office:
28	Kahului Office Building	(1)	Maui	1974	59,400	90.9%	$1,556	$28.84	$335	1.6%
29	Gateway at Mililani Mauka South	(1)	Oahu	1992, 2006	37,100	100.0%	1,264	44.96	372	1.8%
30	Kahului Office Center	(1)	Maui	1991	33,400	91.8%	748	25.97	172	0.8%
31	Lono Center	(1)	Maui	1973	13,700	100.0%	320	23.42	43	0.2%
	Subtotal – Office				143,600	94.3%	$3,888	$31.22	$922	4.4%
	Total – Hawai‘i Portfolio				3,500,000	93.6%	$77,919	$26.43	$21,178	100.0%

(1) Included in Same-Store portfolio.
(2) Development completed but not yet stabilized. Upon initial stabilization the property will be included in Occupancy. NOI not included in Same-Store portfolio.
(3) Lau Hala Shops is included in Kailua retail, however NOI pertaining to Lau Hala Shops is not included in the Same-Store portfolio.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 12 – Ground Lease Report

($ in thousands, unaudited)

Ground Leases (1)		Location (City, Island)	Acres	Property Type	Exp. Year	Current ABR	Q1 2019 Cash NOI	Next Rent Step	Step Type	Next ABR ($ in $000)	Previous Rent Step	Previous Step Type	Previous ABR ($ in $000)
#1	(2)	Kaneohe, Oahu	15.4	Retail	2035	$2,800	$700	2023	FMV Reset	FMV	2017	Fixed Step	$2,100
#2		Honolulu, Oahu	9.0	Retail	2045	1,886	35	2020	Fixed Step	2,075	0	Fixed Step	1,715
#3	(2)	Honolulu, Oahu	2.8	Retail	2040	1,344	336	2020	FMV Reset	FMV	2016	Fixed Step	1,296
#4	(2)	Kaneohe, Oahu	3.7	Retail	2048	990	247	2023	Fixed Step	1,059	2018	Option	694
#5	(2)	Kailua, Oahu	3.4	Retail	2062	753	188	2022	Fixed Step	963	2012	FMV Reset	160
#6	(2)	Pu‘unene, Maui	52.0	Heavy Industrial	2034	751	232	2019	FMV Reset	FMV	2014	Fixed Step	626
#7	(2)	Kailua, Oahu	1.9	Retail	2034	641	160	2019	Fixed Step	450	2017	Option	614
#8	(2)	Kailua, Oahu	2.2	Retail	2062	485	121	2022	Fixed Step	621	2012	FMV Reset	unknown
#9	(2)	Honolulu, Oahu	0.5	Retail	2028	348	87	2020	Fixed Step	357	2019	Fixed Step	340
#10	(2)	Honolulu, Oahu	0.5	Parking	2023	310	78	2019	Fixed Step	319	2018	Fixed Step	270
#11	(2)	Kailua, Oahu	3.3	Office	2037	257	63	2022	FMV Reset	FMV	2012	Negotiated	226
#12	(2)	Kailua, Oahu	1.2	Retail	2022	237	55	—	—	—	2013	FMV Reset	120
#13	(2)	Kahului, Maui	0.8	Retail	2026	235	59	2019	Fixed Step	242	2018	Fixed Step	228
#14	(2)	Kahului, Maui	0.4	Retail	2020	207	52	2019	Fixed Step	214	2018	Fixed Step	201
#15	(2)	Kahului, Maui	0.8	Industrial	2020	192	48	2019	Fixed Step	200	2018	Fixed Step	183
#16	(2)	Kailua, Oahu	0.9	Retail	2033	181	45	43,586	FMV Reset	FMV	2014	Fixed Step	167
#17	(2)	Kahului, Maui	0.5	Retail	2029	168	67	2019	Fixed Step	173	2018	Fixed Step	163
#18	(2)	Kahului, Maui	0.4	Retail	2027	158	52	2022	Fixed Step	181	2017	Negotiated	128
#19	(2)	Kailua, Oahu	0.4	Retail	2022	151	38	2020	Fixed Step	158	2019	Negotiated	144
#20	(2)	Kailua, Oahu	0.4	Retail	2026	126	32	—	—	—	2017	Negotiated	63
Remainder	(2)	Various	16.8	Various	Various	1,315	355	Various	Various	—	—	—	—
Total - Ground Leases			117.3			$13,535	$3,050

(1) Excludes intersegment ground leases, primarily from our Materials & Construction segment, which are eliminated in our consolidated results of operations.
(2) Included in Same-Store portfolio.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 13 – Portfolio Summary

($ in thousands, except per square foot amounts; unaudited)

Portfolio Summary	Current GLA (SF)	Occupancy	Q1 2019 Cash NOI	Q1 2019 % Cash NOI to Total Portfolio Cash NOI

Portfolio	3,500,000	93.6%	$21,178	87.4%
Ground Leases			3,050	12.6%
Other			(8)	—%
Total CRE Portfolio	3,500,000	93.6%	$24,220	100.0%

Changes in Same-Store portfolio year to date through March 31, 2019:

Addition
Date	Property
6/17	Honokohau Industrial

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 14 – Top 10 Tenants Ranked by ABR

($ in thousands, unaudited)

Tenant [1]	ABR	% of Total Portfolio ABR	GLA (SF)	% of Total Portfolio GLA
Albertsons Companies (including Safeway)	$4,537	5.8%	226,208	6.4%
Sam's Club	3,308	4.2%	180,908	5.2%
CVS Corporation (including Longs Drugs)	2,697	3.5%	150,411	4.3%
Foodland Supermarket & related companies	2,052	2.6%	114,739	3.2%
Ross Dress for Less	1,992	2.5%	65,484	1.9%
Coleman World Group	1,780	2.3%	115,495	3.3%
Ulta Salon, Cosmetics, & Fragrance, Inc.	1,508	1.9%	33,985	1.0%
24 Hour Fitness USA	1,375	1.8%	45,870	1.3%
Petco Animal Supplies Stores	1,316	1.7%	34,282	1.0%
Whole Foods Market	1,210	1.6%	31,647	0.9%
Total	$21,775	27.9%	999,029	28.5%

[1] Excludes intersegment ground leases, primarily from the Materials & Construction segment, which are eliminated in the consolidated results of operations.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 15 – Lease Expiration Schedule
At March 31, 2019

($ in thousands, unaudited)

Total Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Portfolio Leased GLA	ABR Expiring	% of Total Portfolio Expiring ABR
2019	97	233,440	7.7%	$6,252	7.2%
2020	150	453,139	15.0%	10,856	12.5%
2021	132	524,017	17.3%	11,980	13.8%
2022	120	325,097	10.8%	10,821	12.5%
2023	97	240,358	8.0%	7,916	9.1%
2024	40	334,780	11.1%	8,805	10.2%
2025	21	89,572	3.0%	3,403	3.9%
2026	13	37,037	1.2%	1,764	2.0%
2027	11	105,447	3.5%	2,856	3.3%
2028	25	151,695	5.0%	6,392	7.4%
Thereafter	34	383,352	12.6%	12,716	14.7%
Month-to-month	73	144,883	4.8%	2,985	3.4%
Total	813	3,022,817	100.0%	$86,746	100.0%

Retail Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Retail Leased GLA	ABR Expiring	% of Total Retail Expiring ABR
2019	51	112,851	5.6%	$4,083	5.9%
2020	92	226,404	11.3%	7,105	10.3%
2021	79	279,480	13.9%	8,082	11.8%
2022	88	193,444	9.6%	8,427	12.3%
2023	76	179,034	8.9%	6,874	10.0%
2024	35	325,613	16.2%	8,564	12.5%
2025	20	66,052	3.3%	2,965	4.3%
2026	11	16,203	0.8%	822	1.2%
2027	9	27,855	1.4%	1,315	1.9%
2028	23	148,965	7.4%	6,321	9.2%
Thereafter	32	373,891	18.6%	12,243	17.8%
Month-to-month	40	60,191	3.0%	1,949	2.8%
Total	556	2,009,983	100.0%	$68,750	100.0%

Industrial Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Industrial Leased GLA	ABR Expiring	% of Total Industrial Expiring ABR
2019	34	94,256	10.7%	$1,414	10.6%
2020	47	198,063	22.6%	2,802	21.1%
2021	40	221,691	25.3%	3,218	24.2%
2022	26	121,526	13.9%	2,020	15.2%
2023	16	47,694	5.4%	689	5.2%
2024	2	3,363	0.4%	82	0.6%
2025	1	23,520	2.7%	438	3.3%
2026	1	6,750	0.8%	130	1.0%
2027	1	75,824	8.6%	1,438	10.8%
2028	—	—	—%	—	—%
Thereafter	1	431	—%	20	0.2%
Month-to-month	32	84,254	9.6%	1,029	7.8%
Total	201	877,372	100.0%	$13,280	100.0%

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 16 – New & Renewal Lease Summary
At March 31, 2019

(Unaudited)

						Comparable Leases Only[1]
Total - New and Renewal Leases	Leases	GLA	New ABR/SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
1st Quarter - 2019	54	119,763	$28.49	$8.41	3.7	32	74,622	$24.83	$22.51	10.3%
4th Quarter - 2018	55	259,009	$21.07	$4.35	7.4	29	105,026	$22.55	$20.79	8.5%
3rd Quarter - 2018	58	128,091	$28.28	$8.42	5.3	36	49,552	$33.69	$32.60	3.3%
2nd Quarter - 2018	66	132,219	$30.43	$2.33	3.8	50	108,923	$30.71	$28.13	9.2%
Trailing four quarters	233	639,082	$25.84	$5.51	5.6	147	338,123	$27.31	$25.26	8.1%

Total - New Leases	Leases	GLA	New ABR/SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
1st Quarter - 2019	29	55,851	$34.26	$18.03	4.2	7	10,710	$33.10	$30.49	8.6%
4th Quarter - 2018	33	163,240	$22.43	$6.78	9.2	9	17,247	$39.60	$40.26	(1.6)%
3rd Quarter - 2018	30	74,424	$27.75	$14.15	6.4	12	12,706	$30.61	$26.23	16.7%
2nd Quarter - 2018	30	54,312	$27.96	$5.10	3.5	15	32,084	$27.12	$26.47	2.5%
Trailing four quarters	122	347,827	$26.33	$9.90	6.9	43	72,747	$31.57	$30.29	4.2%

Total - Renewal Leases	Leases	GLA	New ABR/SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
1st Quarter - 2019	25	63,912	$23.44	$—	3.2	25	63,912	$23.44	$21.18	10.7%
4th Quarter - 2018	22	95,769	$18.77	$0.20	4.3	20	87,779	$19.20	$16.96	13.2%
3rd Quarter - 2018	28	53,667	$29.02	$0.49	3.9	24	36,846	$34.75	$34.80	(0.1)%
2nd Quarter - 2018	36	77,907	$32.14	$0.39	4.1	35	76,839	$32.22	$28.82	11.8%
Trailing four quarters	111	291,255	$25.26	$0.26	3.9	104	265,376	$26.15	$23.89	9.5%

	Three Months Ended March 31, 2019					TTM Ended March 31, 2019
	Leases	GLA	AB/SF	Rent Spread		Leases	GLA (SF)	ABR/SF	Rent Spread[2]
Retail	28	47,278	$48.70	11.8%	Retail	142	272,406	$39.39	9.0%
Industrial	23	66,436	$14.51	8.9%	Industrial	77	335,868	$14.68	12.2%
Office	3	6,049	$24.00	4.0%	Office	14	30,808	$27.73	(8.5)%
1 Comparable lease detail excludes certain one-time strategic lease extensions for space repositioning and assignments without term changes.
2 Rent Spread is calculated for comparable leases, a subset of the total population of leases for the period defined.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 17 – Portfolio Repositioning, Redevelopment & Development Summary
As of March 31, 2019

 ($ in millions, unaudited)

										Leasing Activity
Project	Phase	Target In-service	Target Stabilization	Book Value of Land & Related Costs	Total Estimated Project Capital Costs & Contributed Land Basis	Project Capital Costs Incurred to Date	Estimated Incremental Stabilized Cash NOI	Estimated Stabilized Yield on Total Project Capital Costs	Projected GLA (SF)	% Leased	% Under Letter of Intent	Total
Redevelopment
Aikahi Park Shopping Center	Planning	Late 2020	4Q21	N/A	$15.5 - $17.5	$0.3	$1.2 - $1.5	8.5 - 9.0%	98,000	80	—	80
Development for Hold
Ho‘okele Shopping Center [1]	Construction	Mid 2019	2Q20	$4.3	$41.9	$28.2	$3.1 - $3.6	7.4 - 8.6%	94,000	64	—	64

[1] The center is being developed on a parcel adjacent to Maui Business Park. The carrying value of this parcel, including certain previously incurred infrastructure improvements and related costs, was $4.3 million at project inception. The stabilized yield on cost was determined utilizing this book value.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 18 – Transactional Activity (2018 - 2019)

($ in millions, unaudited)

Dispositions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Sales Price	GLA (SF)
Lahaina Square	Retail	Maui, HI	11/18	$11.3	44,800
Judd Building	Office	Oahu, HI	3/18	6.0	20,200
Stangenwald Building	Office	Oahu, HI	3/18	7.2	27,100
Sparks Business Center	Industrial	Sparks, Nevada	3/18	38.3	396,100
Kaiser Permanente	Ground Lease	Maui, HI	3/18	21.5	N/A
Royal MacArthur Center	Retail	Dallas, TX	3/18	14.2	44,900
Little Cottonwood Shopping Center	Grocery Anchored	Sandy, UT	3/18	23.4	141,500
1800 and 1820 Preston Park	Office	Plano, TX	3/18	24.1	198,800
Deer Valley Financial Center	Office	Phoenix, AZ	2/18	15.0	126,600
Concorde Commerce Center	Office	Phoenix, AZ	1/18	9.5	138,700
Total				$170.5	1,138,700

Acquisitions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Purchase Price	GLA (SF)
Home Depot Iwilei	Ground Lease	Oahu, HI	3/19	$42.4	N/A
Opule Street Industrial	Industrial	Oahu, HI	12/18	40.0	151,500
The Collection	Retail	Oahu, HI	7/18	6.9	12,000
Laulani Village	Retail	Oahu, HI	2/18	124.4	175,600
Hokulei Village	Retail	Kauai, HI	2/18	68.7	119,200
Pu‘unene Shopping Center	Retail	Maui, HI	2/18	63.6	120,400
Total				$346.0	578,700

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 19 – Commercial Real Estate EBITDA

($ in millions, unaudited)

	Three Months Ended March 31,		TTM March 31,
	2019	2018	2019
Commercial Real Estate Operating Profit (Loss)	$15.6	$15.5	$58.6
Depreciation and amortization	7.4	6.3	29.1
EBITDA	$23.0	$21.8	$87.7

Land Operations

Alexander & Baldwin, Inc.
Land Operations
Table 20 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended March 31,
	2019	2018
Development sales revenue	$12.3	$23.0
Unimproved/other property sales revenue	30.5	0.3
Other operating revenues[1]	6.2	6.0
Total Land Operations operating revenue	$49.0	$29.3
Land Operations costs and operating expenses	(40.8)	(32.2)
Earnings (loss) from joint ventures	2.6	(2.6)
Interest and other income (expense), net	1.8	0.1
Land Operations operating profit (loss)	$12.6	$(5.4)
1 Other operating revenues includes revenue related to trucking, renewable energy and diversified agriculture. In December 2016, the Company completed its final sugar harvest and ceased its sugar operations. The results of sugar operations have been presented within discontinued operations for all periods presented.

	Three Months Ended March 31,		TTM March 31,
	2019	2018	2019
Land Operations Operating Profit (Loss)	$12.6	$(5.4)	$(8.7)
Depreciation and amortization	0.4	0.5	1.8
EBITDA	$13.0	$(4.9)	(6.9)
Other-than-temporary impairment of Kukui‘ula joint venture	—	—	186.8
Land Operations Adjusted EBITDA	$13.0	$(4.9)	$179.9

Alexander & Baldwin, Inc.
Land Operations
Table 21 – Key Active Development-for-sale Projects and Investments
As of March 31, 2019

($ in millions except per square foot and per unit amounts, unaudited)

														Construction Timing		Sales Closing Timing
Project	Location	Product Type	Est. Economic Interest [1]	Planned Units or Saleable Acres	Avg Size of Remaining Units (SF) or Lots (Acres)	Units/ Acres Closed	Unit/ Acres Remaining	Target Sales Price Range per SF/per Unit for Remaining	Est. Total Project Cost / Investment Cost [2]	A&B Projected Capital Commitment [3]	Total Project Costs Incurred to Date	A&B Gross Investment (Life to Date)	A&B Net Book Value	Start / Est. Start	Est. Substantial Completion	Start / Est. Start	Est. End
Kahala Avenue Portfolio	Honolulu, Oahu	Residential	100%	17.0 acres	0.5 acres	15.0 acres	2.0 acres	$200-$335	$135	N/A	$134	$134	$17	N/A	N/A	2013	2019
Kamalani (Increment 1)	Kihei, Maui	Primary residential	100%	170 units	949 SF	148 units	22 units	$434	$60	N/A	$58	$58	$11	2016	2019	2017	2019
Maui Business Park (Phase II)	Kahului, Maui	Light industrial lots	100%	125.0 acres	1.9 acres	35.0 acres	90.0 acres	$38-$60	$77	N/A	$59	$59	$38	2011	2021	2012	2030+
Kukui‘ula	Poipu, Kauai	Resort residential	85% +/- 5%	1,425 units	N/A	197 units	1,228 units	$1.1M per unit	$1,071	$343	$623	$323	$116	2006	2041	2006	2042
Other Kukui‘ula Related Investments [4]	Poipu, Kauai	Resort residential	75% +/- 5%	60 units	N/A	51 units	9 units	$3.7M per unit	$118	$63	$99	$61	$26	2012	2018	2013	2020

[1] Estimated economic interest represents the Company's estimated share of distributions after return of capital contributions based on current forecasts of sales activity. Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, estimated economic interests are subject to change. Further, as it relates to certain of our joint venture projects, information disclosed herein is obtained from our joint venture partners, who maintain the books and records of the related ventures.

[2] Includes land cost at book value, including capitalized interest, but excluding sales commissions and closing costs.
[3] Includes land cost at contribution value and total expected A&B capital to be contributed. The estimate includes due diligence costs and capitalized interest, but excludes capital projected to be contributed by equity partners, third-party debt, and amounts expected to be funded from project cash flows and/or buyer deposits.

[4] Includes joint venture investments in three vertical construction, development-for-sale projects at Kukui‘ula, as well as notes receivable from a Kukui‘ula development-for-sale project ($13.6 million as of March 31, 2019).

Alexander & Baldwin, Inc.
Land Operations
Table 22 – Landholdings as of March 31, 2019

(Unaudited)

Type	Maui	Kauai	Oahu	Total Acres
Land used in other operations	21	20	—	41
Urban land, not in active development/use
Developable, with full or partial infrastructure	110	7	—	117
Developable, with limited or no infrastructure	186	29	—	215
Other	12	6	—	18
Subtotal - Urban land, not in active development	308	42	—	350
Agriculture-related
Agriculture	6,284	6,358	75	12,717
In urban entitlement process	357	260	—	617
Conservation & preservation	393	13,309	509	14,211
Subtotal - Agriculture-related	7,034	19,927	584	27,545
Total Land Operations Landholdings	7,363	19,989	584	27,936

Materials & Construction

Alexander & Baldwin, Inc.
Materials & Construction
Table 23 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended March 31,		TTM March 31,
	2019	2018	2019
Operating Profit (Loss)[1]	$(4.5)	$0.2	$(77.9)
Depreciation and amortization	2.8	3.0	11.9
EBITDA	(1.7)	3.2	(66.0)
Asset impairments related to the Materials & Construction Segment	—	—	77.8
Loss (income) attributable to noncontrolling interest	0.3	(0.1)	(1.8)
M&C Adjusted EBITDA	$(1.4)	$3.1	$10.0

	Three Months Ended March 31,		TTM March 31,
	2019	2018	2019
Adjusted EBITDA margin	(3.2)%	6.4%	4.8%
Aggregate tons delivered (tons in thousands)	201.0	167.3	751.9
Asphalt tons delivered (tons in thousands)	77.0	108.7	466.5
Crew days lost to weather	101.0	134.5	327.0
Total available crew days	599.0	605.0	2,537.0
% days lost to weather	16.9%	22.2%	12.9%
Backlog (as of period end, in millions)	$124.7	$198.4
1 The Company's GPRM Prestress operating unit is a 51% owned consolidated joint venture and GLP Asphalt is a 70% owned consolidated joint venture.